                                                               Exhibit (10)(iii)

                         RETIREMENT PAYMENT AGREEMENT

       AGREEMENT entered into as of 1st day of October 1985 between Home Savings and Loan Association a domestic Corporation having its principal office in Albemarle. North Carolina (hereinafter referred to as the Association) and Carl
M. Hill of Albemarle. North Carolina (hereinafter referred to as the Director).

                                  WITNESSETH:

       WHEREAS, the Director is rendering valuable service and it is the desire of the Association to have the benefit of his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death; and,

       WHEREAS, the Director hereby agrees to waive fees paid to him as a Director in the amount of $200 per month for five years from the date of the execution of this agreement;

       NOW THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

       1.  Retirement Benefit:  Should the Director still be in the Directorship
           ------------------
of the Association upon attainment of his 65th birthday, the Association will commence to pay him $803 per month for a continuous period of 120 months. In the event that the Director should die after becoming entitled to receive said monthly installments but before any or all of said installments have been paid, the Association will pay or will continue to pay said installments to such beneficiary or beneficiaries as the Director has directed by filing with the Association a notice in writing. In the event of the death of the last named beneficiary before all the unpaid payments have been made, the balance of any amount which remains unpaid at said death shall be computed on the basis of 6 percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the estate of the last named beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at the Director's death shall be commuted on the basis of 6 percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the Director's estate.

       2.  Death Benefit:  Should the Director die while in the Directorship of
           -------------
the Association and prior to the attainment of his 65th birthday, the Association (beginning at a date to be determined by the Association but within six months from the date of such death) will commence to pay $803 per month for a continuous period of 120 months to such beneficiary or beneficiaries as the Director has directed by filing with the Association a notice in writing. Irrespective of the above, however, if the Director dies as a result of suicide within two years of the execution of this agreement, the death benefit shall not exceed an amount equal to his waived Directors' fees plus interest at the rate of 7 1/2 percent per annum compounded annually. In the event of the death of the last named beneficiary before all the unpaid payments have been made, the balance of any amount which remains unpaid at said death shall be commuted on the basis of 6 percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the estate of the last named beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at the Director's death shall be commuted on the basis of 6 percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the Director's estate.

        3.  Termination of Directorship:
            ---------------------------

            A. If the Director terminates his Directorship, for reasons other than death or the attainment of his 65th birthday, prior to two years from the execution date of this Agreement, the Director's benefits shall be limited to his waived Director fees plus interest at the rate of 7 1/2 percent per annum compounded annually and shall be paid in a single sum as soon as practical following the termination of his Directorship.

            B. If the Director terminates his Directorship, for reasons other than death or the attainment of his 65th birthday, at the end of two or more years from the execution date of this Agreement, he or his beneficiary, as applicable, shall be entitled upon the attainment of his 65th birthday, or his prior death, to a percentage of the retirement benefits stated in Section 1 of this Agreement as determined by the following table:


    FULL NUMBER OF YEARS SERVED        PERCENTAGE OF RETIREMENT
     AS DIRECTOR FROM DATE OF         BENEFITS STATED IN SECTION
    EXECUTION OF THIS AGREEMENT      1 OF THIS AGREEMENT TO WHICH
UNTIL TERMINATION OF DIRECTORSHIP      THE DIRECTOR IS ENTITLED
---------------------------------      ------------------------
                 2                               40%

                 3                               60%

                 4                               80%

                 5                              100%


       4.   Forfeiture Provisions:

            A. During the period the retirement benefit is payable to the Director under Section 1 of this Agreement, the Director shall not engage in business activities which are in competition with the Association without first obtaining the written consent of the Association.

            B. During the period the retirement payment is payable to the Director under Section 1 of the Agreement, the Director shall be available to render consulting services to the Association upon request by an officer of the Association, but such requests shall not be made more frequently than once each month. The Director shall not be considered to have breached this condition if he is unable to consult because of his mental or physical disability.

            C. Payment of the retirement benefit under this Agreement may be terminated by the Association, if the Director fails to comply with either of the conditions set forth in paragraph (A) and (B) of this
            Section 4.

       5.   General Provisions:
            ------------------

            A. Except as otherwise provided by this Agreement, it is agreed that neither the Director, nor his beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right thereto are expressly declared to be nonassignable and nontransferable.

            B. The benefits payable under this Agreement shall be independent of, and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Association to the Director whether as salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Association to discharge the Director or restrict the right of the Director to terminate his Directorship.

            C. The rights of the Director under this Agreement and of any beneficiary of the Director shall be solely those of an unsecured creditor of the Association. Any asset acquired by the Association in connection with the liabilities assumed by it hereunder, shall not be deemed to be held under any trust for the benefit of the Director or his beneficiaries or to be considered security for the performance of the obligations of the Association but shall be, and remain, a general, unpledged, unrestricted asset of the Association.

            D. The Association hereby reserves the right to accelerate the payments specified in Sections 1, 2 and 3 above without the consent of the Director, his estate, beneficiaries, or any other person claiming through or under him.

            E. The Association agrees that it will not merge or consolidate with any other Association or organization, or permit its business activities to be taken over by any other organization unless and until the succeeding or continuing Association or other organization shall expressly assume the rights and obligations of the Association herein set forth. The Association further agrees that it will not cease its business activities or terminate its existence, other than as heretofore set forth in this Section, without having made adequate provision for the fulfilling of its obligations hereunder.

            F. This Agreement may be revoked or amended in whole or in part by a writing signed by both of the parties hereto.

            G. This Agreement shall be subject to and construed under the laws of the State of North Carolina.

       IN WITNESS THEREOF, the said Association has caused this Agreement to be signed in its Corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its Secretary, and the said Director has hereunto set his hand and seal, all on the day and year first above written.

 ATTEST:                                   HOME SAVINGS AND LOAN
                                                ASSOCIATION


   /s/ Sheila S. Barbee                    By: /s/ Carl M. Hill         (Seal)
-------------------------------               --------------------------
                                                        President

 WITNESS: /s/ Bobby Doby, Jr.                  /s/ Carl M. Hill         (Seal)
          ---------------------               --------------------------
                                                       (The Director)

                          BENEFICIARY DESIGNATION FORM

       As Beneficiary to receive any death benefits payable on my behalf from

Home Savings and Loan Association, Albemarle, NC, I designate the following:

          NAME           DATE OF BIRTH      ADDRESS                 RELATIONSHIP
          ----           -------------      -------                 ------------


PRIMARY:
-------

          Peggy B. Hill    12/10/27   P.O. Box 489, Albemarle, N.C.      Wife
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


CONTINGENT, If Any:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(Note: If more than one primary beneficiary is named, the benefit will be paid in equal shares to those living. Should the contingent beneficiaries be eligible to receive the benefits, such benefits will be paid in equal shares to such living contingent beneficiaries. If none of the designated beneficiaries are living at such time as the death benefit is payable, such benefit will be paid to the Executor or the Administrator of your Estate.)

Name of Spouse if not given above:
                                  ----------------------------------------------

/s/ Bobby Doby, Jr.                           /s/ Carl M. Hill
-------------------------------               ----------------------------------
Witness                                       Signature of Director


                                              October 1, 1985
                                              ----------------------------------
                                              Date

Note: The original should be retained by the Association, one copy by the Director, and one copy forwarded to Smith/Broadhurst, Inc.

                         RETIREMENT PAYMENT AGREEMENT

     AGREEMENT entered into as of 1st day of October 1985 between Home Savings and Loan Association a domestic Corporation having its principal office in Albemarle. North Carolina (hereinafter referred to as the Association) and Robert R. Swanner, Albemarle, North Carolina (hereinafter referred to as the Director).

                                  WITNESSETH:

     WHEREAS, the Director is rendering valuable service and it is the desire of the Association to have the benefit of his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death; and,

     WHEREAS, the Director hereby agrees to waive fees paid to him as a Director in the amount of $100 per month for five years from the date of the execution of this agreement;

     NOW THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     1.  Retirement Benefit:  Should the Director still be in the Directorship
         ------------------
of the Association upon attainment of his 65th birthday, the Association will commence to pay him $1,912 per month for a continuous period of 120 months. In the event that the Director should die after becoming entitled to receive said monthly installments but before any or all of said installments have been paid, the Association will pay or will continue to pay said installments to such beneficiary or beneficiaries as the Director has directed by filing with the Association a notice in writing. In the event of the death of the last named beneficiary before all the unpaid payments have been made, the balance of any amount which remains unpaid at said death shall be computed on the basis of 6 percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the estate of the last named beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at the Director's death shall be commuted on the basis of 6 percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the Director's estate.

     2.  Death Benefit:  Should the Director die while in the Directorship of
         -------------
the Association and prior to the attainment of his 65th birthday, the Association (beginning at a date to be determined by the Association but within six months from the date of such death) will commence to pay $1,912 per month for a continuous period of 120 months to such beneficiary or beneficiaries as the Director has directed by filing with the Association a notice in writing. Irrespective of the above, however, if the Director dies as a result of suicide within two years of the execution of this agreement, the death benefit shall not exceed an amount equal to his waived Directors' fees plus interest at the rate of 7 1/2 percent per annum compounded annually. In the event of the death of the last named beneficiary before all the unpaid payments have been made, the balance of any amount which remains unpaid at said death shall be commuted on the basis of 6 percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the estate of the last named beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at the Director's death shall be commuted on the basis of 6 percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the Director's estate.

     3.  Termination of Directorship:
         ---------------------------

     A. If the Director terminates his Directorship, for reasons other than death or the attainment of his 65th birthday, prior to two years from the execution date of this Agreement, the Director's benefits shall be limited to his waived Director fees plus interest at the rate of 7 1/2 percent per annum compounded annually and shall be paid in a single sum as soon as practical following the termination of his Directorship.

     B. If the Director terminates his Directorship, for reasons other than death or the attainment of his 65th birthday, at the end of two or more years from the execution date of this Agreement, he or his beneficiary, as applicable, shall be entitled upon the attainment of his 65th birthday, or his prior death, to a percentage of the retirement benefits stated in Section 1 of this Agreement as determined by the following table:

    FULL NUMBER OF YEARS SERVED        PERCENTAGE OF RETIREMENT
     AS DIRECTOR FROM DATE OF         BENEFITS STATED IN SECTION
    EXECUTION OF THIS AGREEMENT      1 OF THIS AGREEMENT TO WHICH
 UNTIL TERMINATION OF DIRECTORSHIP     THE DIRECTOR IS ENTITLED
-----------------------------------  -----------------------------
                 2                                             40%
                 3                                             60%
                 4                                             80%
                 5                                            100%


     4.  Forfeiture Provisions:

         A. During the period the retirement benefit is payable to the Director under Section 1 of this Agreement, the Director shall not engage in business activities which are in competition with the Association without first obtaining the written consent of the Association.

         B. During the period the retirement payment is payable to the Director under Section 1 of the Agreement, the Director shall be available to render consulting services to the Association upon request by an officer of the Association, but such requests shall not be made more frequently than once each month. The Director shall not be considered to have breached this condition if he is unable to consult because of his mental or physical disability.

         C. Payment of the retirement benefit under this Agreement may be terminated by the Association, if the Director fails to comply with either of the conditions set forth in paragraph (A) and (B) of this Section 4.

     5.  General Provisions:
         ------------------

         A. Except as otherwise provided by this Agreement, it is agreed that neither the Director, nor his beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right thereto are expressly declared to be nonassignable and nontransferable.

         B. The benefits payable under this Agreement shall be independent of, and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Association to the Director whether as salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Association to discharge the Director or restrict the right of the Director to terminate his Directorship.

         C. The rights of the Director under this Agreement and of any beneficiary of the Director shall be solely those of an unsecured creditor of the Association. Any asset acquired by the Association in connection with the liabilities assumed by it hereunder, shall not be deemed to be held under any trust for the benefit of the Director or his beneficiaries or to be considered security for the performance of the obligations of the Association but shall be, and remain, a general, unpledged, unrestricted asset of the Association.

         D. The Association hereby reserves the right to accelerate the payments specified in Sections 1, 2 and 3 above without the consent of the Director, his estate, beneficiaries, or any other person claiming through or under him.

         E. The Association agrees that it will not merge or consolidate with any other Association or organization, or permit its business activities to be taken over by any other organization unless and until the succeeding or continuing Association or other organization shall expressly assume the rights and obligations of the Association herein set forth. The Association further agrees that it will not cease its business activities or terminate its existence, other than as heretofore set forth in this Section, without having made adequate provision for the fulfilling of its obligations hereunder.

         F. This Agreement may be revoked or amended in whole or in part by a writing signed by both of the parties hereto.

         G. This Agreement shall be subject to and construed under the laws of the State of North Carolina.

     IN WITNESS THEREOF, the said Association has caused this Agreement to be signed in its Corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its Secretary, and the said Director has hereunto set his hand and seal, all on the day and year first above written.

ATTEST:                                HOME SAVINGS AND LOAN
                                       ASSOCIATION


/s/ Sheila S. Barbee                   By: /s/ Carl M. Hill
________________________________           -------------------------------(Seal)
                                                       President

WITNESS: /s/ Bobby Doby, Jr.               /s/ Robert R. Swanner
--------------------------------           -------------------------------(Seal)
                                                       (The Director)

                         BENEFICIARY DESIGNATION FORM

     As Beneficiary to receive any death benefits payable on my behalf from Home Savings and Loan Association, Albemarle, NC, I designate the following:

        NAME          DATE OF BIRTH         ADDRESS                RELATIONSHIP
        ----          -------------         -------                ------------

PRIMARY:
-------

    Beth M. Swanner     10/13/49    1415 Northridge Drive, Albemarle, NC   Wife
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


CONTINGENT, If Any:

 Mary Leslie Swanner   3/14/71   1415 Northridge Drive, Albemarle, NC   Daughter
--------------------------------------------------------------------------------
 Ashley Leigh Swanner  7/19/76   1415 Northridge  Drive, Albemarle, NC  Daughter
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(Note: If more than one primary beneficiary is named, the benefit will be paid in equal shares to those living. Should the contingent beneficiaries be eligible to receive the benefits, such benefits will be paid in equal shares to such living contingent beneficiaries. If none of the designated beneficiaries are living at such time as the death benefit is payable, such benefit will be paid to the Executor or the Administrator of your Estate.)

Name of Spouse if not given above:
                                  ----------------------------------------------

/s/ Bobby Doby, Jr.                        /s/ Robert R. Swanner
---------------------------------          -------------------------------------
Witness                                    Signature of Employee


                                           October 1, 1985
                                           -------------------------------------
                                           Date



Note: The original should be retained by the Association, one copy by the Director, and one copy forwarded to Smith/Broadhurst, Inc.

                          RETIREMENT PAYMENT AGREEMENT

     AGREEMENT entered into as of 1st day of October 1985 between Home Savings and Loan Association a domestic Corporation having its principal office in Albemarle. North Carolina (hereinafter referred to as the Association) and Joel
A. Huneycutt, Albemarle, North Carolina (hereinafter referred to as the
Director).

                                  WITNESSETH:

     WHEREAS, the Director is rendering valuable service and it is the desire of the Association to have the benefit of his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death; and,

     WHEREAS, the Director hereby agrees to waive fees paid to him as a Director in the amount of $200 per month for five years from the date of the execution of this agreement;

     NOW THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     1.  Retirement Benefit:  Should the Director still be in the Directorship
         ------------------
of the Association upon attainment of his 65th birthday, the Association will commence to pay him $2,204 per month for a continuous period of 120 months. In the event that the Director should die after becoming entitled to receive said monthly installments but before any or all of said installments have been paid, the Association will pay or will continue to pay said installments to such beneficiary or beneficiaries as the Director has directed by filing with the Association a notice in writing. In the event of the death of the last named beneficiary before all the unpaid payments have been made, the balance of any amount which remains unpaid at said death shall be computed on the basis of 6 percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the estate of the last named beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at the Director's death shall be commuted on the basis of 6 percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the Director's estate.

     2.  Death Benefit:  Should the Director die while in the Directorship of
         -------------
the Association and prior to the attainment of his 65th birthday, the Association (beginning at a date to be determined by the Association but within six months from the date of such death) will commence to pay $2,204 per month for a continuous period of 120 months to such beneficiary or beneficiaries as the Director has directed by filing with the Association a notice in writing. Irrespective of the above, however, if the Director dies as a result of suicide within two years of the execution of this agreement, the death benefit shall not exceed an amount equal to his waived Directors' fees plus interest at the rate of 7 1/2 percent per annum compounded annually. In the event of the death of the last named beneficiary before all the unpaid payments have been made, the balance of any amount which remains unpaid at said death shall be commuted on the basis of 6 percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the estate of the last named beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at the Director's death shall be commuted on the basis of 6 percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the Director's estate.

     3.  Termination of Directorship:
         ---------------------------

         A. If the Director terminates his Directorship, for reasons other than death or the attainment of his 65th birthday, prior to two years from the execution date of this Agreement, the Director's benefits shall be limited to his waived Director fees plus interest at the rate of 7 1/2 percent per annum compounded annually and shall be paid in a single sum as soon as practical following the termination of his Directorship.

         B. If the Director terminates his Directorship, for reasons other than death or the attainment of his 65th birthday, at the end of two or more years from the execution date of this Agreement, he or his beneficiary, as applicable, shall be entitled upon the attainment of his 65th birthday, or his prior death, to a percentage of the retirement benefits stated in Section 1 of this Agreement as determined by the following table:

    FULL NUMBER OF YEARS SERVED        PERCENTAGE OF RETIREMENT
     AS DIRECTOR FROM DATE OF         BENEFITS STATED IN SECTION
   EXECUTION OF THIS AGREEMENT       1 OF THIS AGREEMENT TO WHICH
UNTIL TERMINATION OF DIRECTORSHIP      THE DIRECTOR IS ENTITLED
-----------------------------------  -----------------------------
                 2                                             40%

                 3                                             60%

                 4                                             80%

                 5                                            100%


     4.  Forfeiture Provisions:

         A. During the period the retirement benefit is payable to the Director under Section 1 of this Agreement, the Director shall not engage in business activities which are in competition with the Association without first obtaining the written consent of the Association.

         B. During the period the retirement payment is payable to the Director under Section 1 of the Agreement, the Director shall be available to render consulting services to the Association upon request by an officer of the Association, but such requests shall not be made more frequently than once each month. The Director shall not be considered to have breached this condition if he is unable to consult because of his mental or physical disability.

         C. Payment of the retirement benefit under this Agreement may be terminated by the Association, if the Director fails to comply with either of the conditions set forth in paragraph (A) and (B) of this
         Section 4.

     5.  General Provisions:
         ------------------

         A. Except as otherwise provided by this Agreement, it is agreed that neither the Director, nor his beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right thereto are expressly declared to be nonassignable and nontransferable.

         B. The benefits payable under this Agreement shall be independent of, and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Association to the Director whether as salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Association to discharge the Director or restrict the right of the Director to terminate his Directorship.

         C. The rights of the Director under this Agreement and of any beneficiary of the Director shall be solely those of an unsecured creditor of the Association. Any asset acquired by the Association in connection with the liabilities assumed by it hereunder, shall not be deemed to be held under any trust for the benefit of the Director or his beneficiaries or to be considered security for the performance of the obligations of the Association but shall be, and remain, a general, unpledged, unrestricted asset of the Association.

         D. The Association hereby reserves the right to accelerate the payments specified in Sections 1, 2 and 3 above without the consent of the Director, his estate, beneficiaries, or any other person claiming through or under him.

         E. The Association agrees that it will not merge or consolidate with any other Association or organization, or permit its business activities to be taken over by any other organization unless and until the succeeding or continuing Association or other organization shall expressly assume the rights and obligations of the Association herein set forth. The Association further agrees that it will not cease its business activities or terminate its existence, other than as heretofore set forth in this Section, without having made adequate provision for the fulfilling of its obligations hereunder.

         F. This Agreement may be revoked or amended in whole or in part by a writing signed by both of the parties hereto.

         G. This Agreement shall be subject to and construed under the laws of the State of North Carolina.

      IN WITNESS THEREOF, the said Association has caused this Agreement to be signed in its Corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its Secretary, and the said Director has hereunto set his hand and seal, all on the day and year first above written.

ATTEST:                             HOME SAVINGS AND LOAN
                                    ASSOCIATION


/s/ Sheila S. Barbee                By: /s/ Carl M. Hill                 (Seal)
-----------------------------          ----------------------------------
                                                    President

WITNESS: /s/ Bobby Doby, Jr.        /s/ Joel A. Huneycutt                (Seal)
        ----------------------      -------------------------------------
                                                    (The Director)

                          BENEFICIARY DESIGNATION FORM

      As Beneficiary to receive any death benefits payable on my behalf from Home Savings and Loan Association, Albemarle, NC, I designate the following:

          NAME        DATE OF BIRTH          ADDRESS           RELATIONSHIP
          ----        -------------          -------           ------------

 PRIMARY:
 -------

      Brenda W. Huneycutt  07/20/42      P. O. Box 92, Locust, NC   Wife
 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------


 CONTINGENT, If Any:


 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------


 (Note: If more than one primary beneficiary is named, the benefit will be paid in equal shares to those living. Should the contingent beneficiaries be eligible to receive the benefits, such benefits will be paid in equal shares to such living contingent beneficiaries. If none of the designated beneficiaries are living at such time as the death benefit is payable, such benefit will be paid to the Executor or the Administrator of your Estate.)

 Name of Spouse if not given above:____________________________________________

/s/ Bobby Doby, Jr.                      /s/ Joel A. Huneycutt
------------------------                 --------------------------------------
Witness                                  Signature of Employee


                                         October 1, 1985
                                         ---------------------------------------
                                         Date



Note: The original should be retained by the Association, one copy by the Director, and one copy forwarded to Smith/Broadhurst, Inc.

                          RETIREMENT PAYMENT AGREEMENT

     AGREEMENT entered into as of 1st day of October 1985 between Home Savings and Loan Association a domestic Corporation having its principal office in Albemarle. North Carolina (hereinafter referred to as the Association) and Caldwell A. Holbrook, Jr., Albemarle, North Carolina (hereinafter referred to as the Director).

                                  WITNESSETH:

     WHEREAS, the Director is rendering valuable service and it is the desire of the Association to have the benefit of his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death; and,

     WHEREAS, the Director hereby agrees to waive fees paid to him as a Director in the amount of $200 per month for five years from the date of the execution of this agreement;

     NOW THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     1.  Retirement Benefit:  Should the Director still be in the Directorship
         ------------------
of the Association upon attainment of his 65th birthday, the Association will commence to pay him $3,528 per month for a continuous period of 120 months. In the event that the Director should die after becoming entitled to receive said monthly installments but before any or all of said installments have been paid, the Association will pay or will continue to pay said installments to such beneficiary or beneficiaries as the Director has directed by filing with the Association a notice in writing. In the event of the death of the last named beneficiary before all the unpaid payments have been made, the balance of any amount which remains unpaid at said death shall be computed on the basis of 6 percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the estate of the last named beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at the Director's death shall be commuted on the basis of 6 percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the Director's estate.

     2.  Death Benefit:  Should the Director die while in the Directorship of
         -------------
the Association and prior to the attainment of his 65th birthday, the Association (beginning at a date to be determined by the Association but within six months from the date of such death) will commence to pay $3,000 per month for a continuous period of 120 months to such beneficiary or beneficiaries as the Director has directed by filing with the Association a notice in writing. Irrespective of the above, however, if the Director dies as a result of suicide within two years of the execution of this agreement, the death benefit shall not exceed an amount equal to his waived Directors' fees plus interest at the rate of 7 1/2 percent per annum compounded annually. In the event of the death of the last named beneficiary before all the unpaid payments have been made, the balance of any amount which remains unpaid at said death shall be commuted on the basis of 6 percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the estate of the last named beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at the Director's death shall be commuted on the basis of 6 percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the Director's estate.

     3.  Termination of Directorship:
         ---------------------------

         A. If the Director terminates his Directorship, for reasons other than death or the attainment of his 65th birthday, prior to two years from the execution date of this Agreement, the Director's benefits shall be limited to his waived Director fees plus interest at the rate of 7 1/2 percent per annum compounded annually and shall be paid in a single sum as soon as practical following the termination of his Directorship.

         B. If the Director terminates his Directorship, for reasons other than death or the attainment of his 65th birthday, at the end of two or more years from the execution date of this Agreement, he or his beneficiary, as applicable, shall be entitled upon the attainment of his 65th birthday, or his prior death, to a percentage of the retirement benefits stated in Section 1 of this Agreement as determined by the following table:

        FULL NUMBER OF YEARS SERVED        PERCENTAGE OF RETIREMENT
         AS DIRECTOR FROM DATE OF         BENEFITS STATED IN SECTION
        EXECUTION OF THIS AGREEMENT      1 OF THIS AGREEMENT TO WHICH
    UNTIL TERMINATION OF DIRECTORSHIP      THE DIRECTOR IS ENTITLED
    -----------------------------------  -----------------------------
                     2                                40%

                     3                                60%

                     4                                80%

                     5                               100%



     4.  Forfeiture Provisions:

         A. During the period the retirement benefit is payable to the Director under Section 1 of this Agreement, the Director shall not engage in business activities which are in competition with the Association without first obtaining the written consent of the Association.

         B. During the period the retirement payment is payable to the Director under Section 1 of the Agreement, the Director shall be available to render consulting services to the Association upon request by an officer of the Association, but such requests shall not be made more frequently than once each month. The Director shall not be considered to have breached this condition if he is unable to consult because of his mental or physical disability.

           C. Payment of the retirement benefit under this Agreement may be terminated by the Association, if the Director fails to comply with either of the conditions set forth in paragraph (A) and (B) of this
           Section 4.

      5.   General Provisions:
           ------------------

           A. Except as otherwise provided by this Agreement, it is agreed that neither the Director, nor his beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right thereto are expressly declared to be nonassignable and nontransferable.

           B. The benefits payable under this Agreement shall be independent of, and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Association to the Director whether as salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Association to discharge the Director or restrict the right of the Director to terminate his Directorship.

           C. The rights of the Director under this Agreement and of any beneficiary of the Director shall be solely those of an unsecured creditor of the Association. Any asset acquired by the Association in connection with the liabilities assumed by it hereunder, shall not be deemed to be held under any trust for the benefit of the Director or his beneficiaries or to be considered security for the performance of the obligations of the Association but shall be, and remain, a general, unpledged, unrestricted asset of the Association.

           D. The Association hereby reserves the right to accelerate the payments specified in Sections 1, 2 and 3 above without the consent of the Director, his estate, beneficiaries, or any other person claiming through or under him.

           E. The Association agrees that it will not merge or consolidate with any other Association or organization, or permit its business activities to be taken over by any other organization unless and until the succeeding or continuing Association or other organization shall expressly assume the rights and obligations of the Association herein set forth. The Association further agrees that it will not cease its business activities or terminate its existence, other than as heretofore set forth in this Section, without having made adequate provision for the fulfilling of its obligations hereunder.

           F. This Agreement may be revoked or amended in whole or in part by a writing signed by both of the parties hereto.

           G. This Agreement shall be subject to and construed under the laws of the State of North Carolina.

      IN WITNESS THEREOF, the said Association has caused this Agreement to be signed in its Corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its Secretary, and the said Director has hereunto set his hand and seal, all on the day and year first above written.

 ATTEST:                             HOME SAVINGS AND LOAN
                                     ASSOCIATION


   /s/ Sheila S. Barbee              By: /s/ Carl M.  Hill                (Seal)
  ------------------------------         ---------------------------------
                                               President

 WITNESS: /s/ Bobby Doby, Jr.        /s/ Caldwell A. Holbrook,  Jr.       (Seal)
          ----------------------     -------------------------------------
                                               (The Director)

                          BENEFICIARY DESIGNATION FORM

      As Beneficiary to receive any death benefits payable on my behalf from Home Savings and Loan Association, Albemarle, NC, I designate the following:

          NAME          DATE OF BIRTH      ADDRESS               RELATIONSHIP
          ----          -------------      -------               ------------


 PRIMARY:
 -------

    Pamela T. Holbrook     09/14/49   Rt. #5, Box 778, Albemarle, NC     Wife
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 CONTINGENT, If Any:

    Jennifer Anne Holbrook  03/9/79   Rt. #5, Box 778, Albemarle, NC   Daughter
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 (Note: If more than one primary beneficiary is named, the benefit will be paid in equal shares to those living. Should the contingent beneficiaries be eligible to receive the benefits, such benefits will be paid in equal shares to such living contingent beneficiaries. If none of the designated beneficiaries are living at such time as the death benefit is payable, such benefit will be paid to the Executor or the Administrator of your Estate.)

 Name of Spouse if not given above:
                                   ---------------------------------------------

 /s/ Bobby Doby, Jr.                  /s/ Caldwell A.  Holbrook, Jr.
 -----------------------------        -----------------------------------------
 Witness                              Signature of Employee


                                       October 1, 1985
                                      -----------------------------------------
                                      Date



 Note: The original should be retained by the Association, one copy by the Director, and one copy forwarded to Smith/Broadhurst, Inc.